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Exh. 10.3    NOTE

$33,000,000.00                                     Philadelphia, Pennsylvania
                                                             October 17, 1997

         FOR VALUE RECEIVED, and intending to be legally bound hereby, the undersigned, MARITRANS TANKERS INC., a Delaware corporation (the "Borrower"), promises to pay to the order of MELLON BANK, N.A., with offices at Mellon Bank Center, 1735 Market Street, Philadelphia, PA 19103 (the "Bank") the principal sum of THIRTY-THREE MILLION DOLLARS ($33,000,000.00), or so much thereof as may be advanced and outstanding from time to time, together with interest accruing on the unpaid principal amount hereof outstanding from time to time at the "Loan Rate" (as that term is defined in the "Credit Agreement" referred to below), payable on the dates and terms provided below and subject to the additional terms and conditions of the Credit Agreement.

         Payments of principal, interest and other sums with respect to the amounts owed hereunder shall be made on the terms and conditions provided in the Credit Agreement and this Note. All payments of principal and interest hereunder shall be due and payable at the above office of the Bank in collected funds in U.S. Dollars at 12:00 o'clock Noon, prevailing Philadelphia Time, on the day when due, by wire to:

                      Mellon Bank, N.A.
                      Philadelphia, PA  19103
                      ABA No. 031000037
                      Attention:  Loan Administration
                      Wire Account No. 990873799
                      Reference:  Maritrans Tankers Loan

or in such other manner or to such location or address as the holder of this Note may designate from time to time, in every case without setoff, counterclaim or other deduction of any nature.

         This Note is executed and delivered by Borrower to Bank in connection with, and is entitled to the benefits of and is subject to, a certain Credit Agreement of even date herewith, as such agreement

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may be amended from time to time (the "Credit Agreement"), relating to provision of up to $50,000,000 in revolving credit financing by Bank to Borrower in connection with Borrower's proposed acquisition of four (4) vessels. This Note is the "Initial Note" referred to in the Credit Agreement, which among other things provides for the acceleration of the maturity hereof upon the occurrence of certain events and for prepayments in certain circumstances and upon certain terms and conditions. This Note is secured as provided in the Credit Agreement. Terms defined in the Credit Agreement have the same meanings herein. Without limiting the foregoing, an "Event of Default" under the Credit Agreement will be an "Event of Default" under this Note. In the event of a conflict between this Note and the Credit Agreement, the terms of the Credit Agreement will control.

         WARRANT OF ATTORNEY TO CONFESS JUDGMENT. IF AN EVENT OF DEFAULT SHALL OCCUR AND BE CONTINUING, BORROWER HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY OR ATTORNEYS OR THE PROTHONOTARY OR CLERK OF ANY COURT OF RECORD IN THE COMMONWEALTH OF PENNSYLVANIA, OR ELSEWHERE, TO APPEAR FOR BORROWER IN ANY COURT IN AN APPROPRIATE ACTION THERE BROUGHT OR TO BE BROUGHT AGAINST BORROWER AT THE SUIT OF BANK OR ANY HOLDER OF THIS NOTE, AND THEREIN TO CONFESS JUDGMENT AGAINST BORROWER FOR ALL SUMS DUE BY BORROWER HEREIN TOGETHER WITH COSTS OF SUIT AND AN ATTORNEY'S FEE FOR COLLECTION AS AFORESAID; AND FOR SO DOING THIS NOTE OR A COPY HEREOF VERIFIED BY AFFIDAVIT SHALL BE A SUFFICIENT WARRANT. THIS WARRANT OF ATTORNEY SHALL NOT BE EXHAUSTED BY ANY EXERCISE THEREOF, BUT JUDGMENT MAY BE CONFESSED REPEATEDLY SO LONG AS ANY OBLIGATIONS REMAIN OWING BY BORROWER UNDER THIS NOTE.

         The Borrower hereby expressly waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this term loan note and the credit agreement, and an action for amounts due hereunder for thereunder shall immediately accrue.

         This Note shall be governed by, construed and enforced in accordance with the laws of the

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Commonwealth of Pennsylvania, as they may be pre-empted by the laws of the
United States of America.

Attest:  (Seal)                                   MARITRANS TANKERS INC.


/s/ Walter T. Bromfield                           By: /s/ John C. Newcomb
---------------------------                          --------------------------
Assistant Secretary                                   Vice President











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